UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): November 15, 2001


                            MAXUS REALTY TRUST, INC.
             (Exact Name of Registrant as Specified in its Charter)


        MISSOURI                            00-13457             48-1339136
(State or Other Jurisdiction              (Commission           (IRS Employer
       of Incorporation)                  File Number)       Identification No.)

104 Armour Road, North Kansas City, MO                                   64116
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code   (816) 303-4500

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Item 2. Acquisition or Disposition of Assets

          On November 15, 2001, Barrington Hills Acquisition, L.L.C., a newly formed, wholly-owned subsidiary of the Registrant, acquired Barrington Hills Apartments ("Barrington"), a 232-unit apartment complex located in Little Rock Arkansas, from an unrelated third party, Waterton Raintree, LLC, a Delaware limited liability company. The purchase price was $7,050,000. The purchase price included the assumption of the existing bonds and related mortgage and security instruments in favor of Berkshire Mortgage Finance Limited Partnership with a current outstanding balance of approximately $5,919,000 which are due and payable on July 1, 2009, bear interest at a rate of 6.035%, are repriced on August 1, 2009, and are secured by a mortgage. The net cash proceeds used by the Registrant to acquire Barrington was approximately $1,227,000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired

          Pursuant to Item 7(a)(4), the Registrant declares that it is impractical to provide the required audited financial statements relative to the acquired real estate at the time this Form 8-K is filed. The Registrant intends to file such audited financial statements required by
     Item 7(a) within sixty (60) days after the date this Form 8-K is required to be filed.

         (b)  Pro Forma Financial Information

          Pursuant to Item 7(b) and Item 7(a)(4), the Registrant declares that it is impractical to provide the pro forma financial information required by Item 7(b) relative to the acquired real estate at the time this Form 8-K is filed. The Registrant intends to file such pro forma financial information as required by Item 7(b) within sixty (60) days after the date this Form 8-K is required to be filed.

         (c)  Exhibits

          10.1 Purchase Agreement dated May 8, 2001 by and among Waterton Raintree, LLC and KelCor, Inc.

          10.2 First Amendment to Purchase Agreement dated July 11, 2001 by and among Waterton Raintree, LLC and KelCor, Inc.

          10.3 Second Amendment to Purchase Agreement dated July 27, 2001 by and among Waterton Raintree, LLC and KelCor, Inc.

          10.4 Third Amendment to Purchase Agreement dated August 9, 2001 by and among Waterton Raintree, LLC and KelCor, Inc.


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

          10.5 Fourth Amendment to Purchase Agreement dated August 30, 2001 by and among Waterton Raintree, LLC and KelCor, Inc.

          10.6 Fifth Amendment to Purchase Agreement dated October 22, 2001 by and among Waterton Raintree, LLC and KelCor, Inc.

          10.7 Sixth Amendment to Purchase Agreement dated October 30, 2001 by and among Waterton Raintree, LLC and KelCor, Inc.

          10.8 Bill of Sale and Assumption  Agreement dated November 14, 2001 by
               and  among   Waterton   Raintree,   LLC  and   Barrington   Hills
               Acquisition, L.L.C.

          10.9 Multifamily Mortgage, Assignment of Rents and Security Agreement dated July 1, 1999 by and between Waterton Raintree, LLC and Berkshire Mortgage Finance Limited Partnership.

          10.10Land Use  Regulatory  Agreement  dated  July 1, 1999 by and among
               Pulaski County Public Facilities Board, State Street Bank and Trust Company of Missouri, N.A. and Waterton Raintree, LLC.

          10.11Amendment to Land Use  Regulatory  Agreement  dated  November 14,
               2001 by and among Pulaski County Public Facilities Board, State Street Bank and Trust Company of Missouri, N.A., Waterton Raintree, LLC and Barrington Hills Acquisition, L.L.C.

          10.12Management Agreement for Barrington dated November 1, 2001 by and between Barrington Hills Acquisition, L.L.C. and Maxus Properties, Inc.

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


                                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Maxus Realty Trust, Inc.



Date: November 26, 2001             By:      /s/ Daniel W. Pishny, President
                                                 Daniel W. Pishny, President

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